Significant Contingent Liabilities and Unrecognized Commitments	12 Months Ended
Dec. 31, 2024
Significant Contingent Liabilities And Unrecognized Commitments [Abstract]
SIGNIFICANT CONTINGENT LIABILITIES AND UNRECOGNIZED COMMITMENTS	SIGNIFICANT CONTINGENT LIABILITIES AND UNRECOGNIZED COMMITMENTS
On January 5, 2024, a service provider filed a lawsuit against Gogoro Taiwan Limited for a claim amounting to approximately $2.3 million in relation to a past event pursuant to the relevant service agreement. On January 2, 2025, the district court had rejected the service provider’s claim. The service provider had appealed to the high court. While there is insufficient information to ascertain the chance of winning the case, the Company is defending for the favorable result. Due to the uncertainty of timing and the amount of estimated future cash flows, no provision had been recognized as of December 31, 2024. Additionally, we have recently received notice of additional claim arising from the same incident in the amount of $0.7 million.
The Company was facing three litigation cases, which have been initiated by former executives, managers and employees amounting to approximately $2.1 million. Among these three cases, the most notable case which amounted to approximately $1.5 million had been withdrawn by the plaintiff in September 2024. On March 18, 2025, the high court had rejected the the plaintiff’s claim in the second case, and the appeal has not yet been received by the Company. The third case is being heard by the high court. While there is insufficient information to ascertain the chance of winning the cases, the Company is defending for the favorable result. Due to the uncertainty of timing and the amount of estimated future cash flows, no provision had been recognized as of December 31, 2024.
As of December 31, 2024, the Company had purchase commitment amounting to approximately $17.5 million primarily for raw material of electric scooters and batteries.